SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549
                              ---------------------

                                   Form 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  August 5, 1997


                          IWERKS ENTERTAINMENT, INC.
              (Exact Name of Registrant as Specified in Charter)


         Delaware              0-22558               95-4439361
(State or Other Jurisdiction  (Commission          (IRS Employer
     of Incorporation)        File Number)       Identification No.)


                           4540 West Valerio Street
                        Burbank, California  91505-1045
                   (Address of Principal Executive Offices)

                                (818) 841-7766
                        (Registrant's Telephone Number)

ITEM 5.  OTHER EVENTS

     Reference is made to the two press releases of Registrant, both issued on August 5, 1997, which contain information meeting the requirements of this
Item 5, and which are incorporated herein by this reference. Copies of these press releases are attached to this Form 8-K as Exhibit 99.1 and 99.2.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


August 5, 1997                     IWERKS ENTERTAINMENT, INC.



                              By:   /S/ BRUCE HINCKLEY
                                   -------------------
                                   Bruce Hinckley
                                   Chief Financial Officer

                                 EXHIBIT INDEX

EXHIBITS                                                       PAGE NUMBER

99.1      Press Release dated August 5, 1997.

99.2      Press Release dated August 5, 1997.